UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
November 9, 2009
HCC INSURANCE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13790	76-0336636
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

13403 Northwest Freeway
Houston, Texas		77040-6094
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (713) 690-7300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
HCC Insurance Holdings, Inc. is filing this Form 8-K to retrospectively adjust portions of its Annual Report on Form 10-K for the year ended December 31, 2008, filed on March 2, 2009 (the 2008 Form 10-K), to reflect the adoption of two new accounting standards, as of January 1, 2009. This change relates to Accounting Standards Codification (ASC) Topic 470, Debt (originally issued as FSP APB 14-1), Accounting for Convertible Debt Instruments That May Be Settled in Cash Upon Conversion (Including Partial Cash Settlement) and ASC Topic 260, Earnings Per Share (originally issued as FSP EITF 03-6-1), Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities. Both standards required retrospective application to prior financial statements.
Except as described in the next two paragraphs, no other changes have been made to the 2008 Form 10-K. Effective July 1, 2009, the ASC issued by the Financial Accounting Standards Board became the single authoritative source of accounting principles generally accepted in the United States of America (U.S. GAAP). Although ASC renames and renumbers all previous accounting literature, it does not change current U.S. GAAP. References to specific accounting literature in this Form 8-K are the same as originally disclosed in the 2008 Form 10-K and have not been changed to reflect new ASC references. All information in the 2008 Form 10-K is as of December 31, 2008 and does not reflect events occurring after the date of the 2008 Form 10-K, other than the retrospective adjustment of certain amounts and disclosures affected by the adoption of FSP APB 14-1 and EITF 03-6-1 subsequent to the date of the 2008 Form 10-K.
FSP EITF 03-6-1 clarifies whether instruments granted in share-based payments, such as restricted stock, are participating securities prior to vesting and, therefore, must be included in the earnings allocation in calculating earnings per share under the two-class method described in SFAS No. 128, Earnings per Share. Under FSP EITF 03-6-1, unvested share-based payments that contain non-forfeitable rights to dividends or dividend-equivalents are treated as participating securities. Our adoption of FSP EITF 03-6-1 had no impact on our consolidated earnings per share in 2008 due to immateriality of our restricted stock awards that have such terms. There were no restricted stock awards outstanding prior to 2008.
FSP APB 14-1 clarifies that convertible debt instruments that may be settled in cash upon conversion are not totally debt and requires issuers to bifurcate and separately account for the liability and equity components. In our consolidated financial statements and schedules, filed as Exhibits 99.4 and 99.5 to this Form 8-K, we adopted FSP APB 14-1 for our 1.30% Convertible Notes and 2.00% Convertible Notes and retrospectively adjusted our consolidated financial statements for all periods presented. The effective interest rate on our 1.30% and 2.00% Convertible Notes increased to 4.80% and 3.86%, respectively, which resulted in the recognition of a $22.6 million and $8.3 million discount, respectively, with the offsetting after-tax impact recorded in additional paid-in capital. The following line items in our consolidated financial statements were affected by the adoption of FSP APB 14-1:

	Twelve months ended December 31, 2008
	As originally
	reported	As adjusted	Change
Interest expense	$16,288	$20,362	$4,074
Earnings before income tax expense	436,312	432,238	(4,074)
Income tax expense	131,544	130,118	(1,426)
Net earnings	304,768	302,120	(2,648)
Basic earnings per share	$2.65	$2.63	$(0.02)
Diluted earnings per share	2.64	2.61	(0.03)

	Twelve months ended December 31, 2007
	As originally
	reported	As adjusted	Change
Interest expense	$10,304	$16,270	$5,966
Earnings before income tax expense	585,870	579,904	(5,966)
Income tax expense	190,441	188,351	(2,090)
Net earnings	395,429	391,553	(3,876)
Basic earnings per share	$3.50	$3.47	$(0.03)
Diluted earnings per share	3.38	3.35	(0.03)

	Twelve months ended December 31, 2006
	As originally
	reported	As adjusted	Change
Interest expense	$11,396	$18,128	$6,732
Earnings before income tax expense	509,834	503,102	(6,732)
Income tax expense	167,549	165,191	(2,358)
Net earnings	342,285	337,911	(4,374)
Basic earnings per share	$3.08	$3.04	$(0.04)
Diluted earnings per share	2.93	2.89	(0.04)

	December 31, 2008
	As originally
	reported	As adjusted	Change
Other assets (debt issuance costs and deferred tax asset)	$153,964	$153,581	$(383)
Notes payable	344,714	343,649	(1,065)
Additional paid-in capital	861,867	881,534	19,667
Retained earnings	1,696,816	1,677,831	(18,985)
Total shareholders’ equity	2,639,341	2,640,023	682

	December 31, 2007
	As originally
	reported	As adjusted	Change
Other assets (debt issuance costs)	$170,314	$170,189	$(125)
Notes payable	324,714	319,471	(5,243)
Accounts payable and accrued liabilities (deferred tax liability)	375,561	377,349	1,788
Additional paid-in capital	831,419	851,086	19,667
Retained earnings	1,445,995	1,429,658	(16,337)
Total shareholders’ equity	2,440,365	2,443,695	3,330
The reduction in retained earnings and the increase in additional paid-in capital resulted from amortization of the implied discount as interest expense through the first contractual put date of the 2.00% Convertible Notes at September 1, 2007 and the 1.30% Convertible Notes at April 1, 2009. The 2.00% Convertible Notes were submitted for conversion during September and October 2007. The contractual interest expense was $1.6 million in 2008, 2007 and 2006. Interest expense resulting from amortization of the implied discount was $4.1 million, $6.0 million and $6.7 million in 2008, 2007 and 2006, respectively. The adoption of FSP APB 14-1 did not impact our past or current consolidated cash flows.
The following sections of the 2008 Form 10-K are being adjusted retrospectively to reflect the adoption of the accounting pronouncements described above. These items are attached as Exhibits hereto and incorporated by reference herein.
Part I — Item 1 — Business
Part II — Item 6 — Selected Financial Data
Part II — Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations
Part II — Item 8 — Financial Statements and Supplementary Data
Part IV — Item 15(a) — Financial Statement Schedules
Part IV — Item 15(b) — Exhibit 12 — Statement of Ratios
This Form 8-K should be read in conjunction with HCC Insurance Holdings, Inc.’s periodic filings made with the SEC subsequent to the filing of the 2008 Form 10-K, as well as any Current Reports filed on Form 8-K subsequent to the date of the 2008 Form 10-K.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits
23.1	Consent of PricewaterhouseCoopers LLP

99.1	Item 1, Form 10-K — Business

99.2	Item 6, Form 10-K — Selected Financial Data

99.3	Item 7, Form 10-K — Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.4	Item 8, Form 10-K — Financial Statements and Supplementary Data

99.5	Item 15(a), Form 10-K — Financial Statement Schedules

99.6	Item 15(b), Form 10-K — Exhibit 12 — Statement of Ratios

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HCC Insurance Holdings, Inc.
(Registrant)

November 9, 2009 (Date)	/s/ Randy D. Rinicella
Randy D. Rinicella,
Senior Vice President and General Counsel